UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2009 (July 9, 2009)
Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-10.1
EX-10.2
EX-10.4
EX-10.5
EX-10.6
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement
     Completion of the YEP Strategic Investment
     As previously disclosed in a current report filed on February 10, 2009, Magellan Petroleum Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated February 9, 2009, with YEP under which the Company agreed to sell, and YEP agreed to purchase, 8,695,652 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $1.15 per share, or an aggregate of $10,000,000. On April 3, 2009, the Company and YEP amended the Purchase Agreement to, among other things, extend the outside termination date for the closing of YEP’s equity investment from April 30, 2009 to June 30, 2009, in order to complete the YEP equity investment transaction. On June 30, 2009, the Company and YEP agreed to further amend the Purchase Agreement (the “Second Amendment”). Under the Second Amendment, YEP is obligated to initiate a wire transfer of the purchase price for the Shares to an account designated by the Company no later than July 8, 2009. Also, at the request of YEP, the Company and YEP agreed to extend the termination date under the Purchase Agreement for an additional two (2) week period.
     On July 9, 2009, the Company and YEP completed the issuance and sale of the Shares to YEP. The Company received gross proceeds of $10 million, which will be used for general corporate and working capital purposes.
     Warrant Agreement
     On July 9, 2009, the Company executed and delivered to YEP a Warrant Agreement entitling YEP to purchase an additional 4,347,826 shares of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $1.20 per Warrant Share. The Warrant has a term of five years. The Warrant contains customary anti-dilution provisions and other adjustments that may have the effect of reducing the Warrant exercise price and/or increasing the number of Warrant Shares. In addition, the Warrant contains a “minimum price” adjustment provision that will be triggered if, at any time during the five-year term of the Warrant, the Company sells or otherwise issues additional shares of its Common Stock (or options, warrants or other convertible securities related to its Common Stock) for a consideration per share of less than $1.15, then the Company must reduce the Warrant exercise price and/or increase the number of Warrant Shares; provided, however, that certain issuances of stock, options or convertible securities by the Company are deemed “excluded issuances” which will not trigger the adjustments. The Warrant also contains a “net issuance exercise” provision, which permits YEP to exercise its Warrant and acquire some or all of the Warrant Shares, and pay the related warrant exercise price to the Company by delivering a “net issue election notice.” The Company would deduct from the Warrant Shares delivered to YEP, that number of Warrant Shares having a market value equal to the aggregate exercise price owed to the Company. The First Amendment to the Purchase Agreement provides that, if YEP completes the purchase of the ANS Shares from the ANS Parties under the ANS-YEP Purchase Agreement, as more fully described in Item 8.01 of the Company’s Form 8-K filed on April 8, 2009, then the exercise price payable by YEP for the Warrant Shares shall be reduced from $1.20 to $1.15 per share.

     A copy of the Warrant Agreement dated July 9, 2009 is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.
     Registration Rights Agreement
     On July 9, 2009, the Company and YEP entered into a Registration Rights Agreement, pursuant to which the Company granted to YEP certain registration rights with respect to the Shares and the Warrant Shares. The Company agreed to pay all expenses associated with the registration of the Shares and the Warrant Shares, including the fees and expenses of counsel to YEP. The Company also agreed to indemnify YEP, and its officers, directors, members, investor, employees and agents, each other person, if any, who controls YEP within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon specified violations or failures to comply with applicable federal and state securities laws, rules and regulations.
     A copy of the Registration Rights Agreement dated July 9, 2009 is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.
Item 3.02. Unregistered Sales of Equity Securities
     The disclosure regarding the completion of the YEP equity investment transaction set forth under Item 1.01 above is hereby incorporated by reference.
     The shares sold to YEP in the private placement and the Warrant Shares were not registered under the Securities Act or state securities laws, and may not be resold in the United States in the absence of an effective registration statement filed with the U.S. Securities and Exchange Commission (“SEC”) or an available exemption from the applicable federal and state registration requirements.
     In the Purchase Agreement, YEP represented to the Company that: (a) it is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (b) it acquired the Shares and the Warrant as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Shares and the Warrant or any part thereof, and (c) it is knowledgeable, sophisticated, and experienced in making, and qualified to make, decisions with respect to investments in securities representing an investment decision similar to that involved in the purchase of the Shares and the Warrant. The Company has relied on the exemption from the registration requirements of the Securities Act set forth in Regulation S promulgated thereunder for the purposes of the transaction.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effectiveness of Election of Two New Directors

     In connection with the YEP Purchase Agreement, at a Board meeting held on May 27, 2009, the Company’s Board adopted resolutions: (a) conditionally amending the Company’s Bylaws to expand the size of the Board; and (b) conditionally electing Messrs. Nikolay Bogachev and J. Thomas Wilson to the Board as Class II directors, each to serve a term of office expiring at the Company’s 2011 Annual Meeting of Shareholders.
     On July 9, 2009, the Company and YEP completed the equity investment transaction. Accordingly, the elections to the Board of Messrs. Bogachev and Wilson have become effective.
     Under the Company’s new compensation policy for non-employee directors, each of Messrs. Bogachev and Wilson are entitled to receive the compensation payable by the Company to each of its non-employee directors. In addition, Mr. Wilson entered into a consulting agreement and two non-qualified stock option award agreements with the Company, each dated July 9, 2009, which are described below.
     Each of Messrs. Bogachev and Wilson entered into an indemnification agreement dated July 9, 2009 with the Company in the same form as provided to the Company’s other directors, as required by the Company’s Restated Certificate of Incorporation. See Exhibit 10.1 to the Company’s current report on Form 8-K filed on June 2, 2009, which form is filed herewith as Exhibit 10.3 by reference from Item 9.01 below.
     As of the date hereof, neither of Messrs. Bogachev or Wilson have been named to any committees of the Board. However, the Purchase Agreement provides that, for so long as Mr. Bogachev and Mr. Wilson are serving on the Board as designees of YEP, (a) Mr. Bogachev may elect to be designated as a member of the Board’s Audit Committee, provided that he meets the established requirements for members of such Committee and (b) Mr. Wilson may elect to be designated as a member of the Board’s Compensation Committee, provided that he meets the established requirements for members of such Committee.
     The Company confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there is no family relationship between either Mr. Bogachev or Mr. Wilson and any director or executive officer of the Company, (2) other than the requirements of the Purchase Agreement with YEP, there is no arrangement or understanding between Messrs. Bogachev and Wilson and any other person pursuant to which Messrs. Bogachev and Wilson were elected as directors of the Company, and (3) other than the Company’s consulting agreement with Mr. Wilson, there is no transaction between either Messrs. Bogachev or Mr. Wilson and the Company that would require disclosure under Item 404(a) of Regulation S-K.
     Agreements with J. Thomas Wilson
     On July 9, 2009, the Company entered into a three-year consulting agreement with Mr. Wilson on the following terms:

•	Mr. Wilson will provide management and geologic expertise and experience in support of the principal activities of the Company’s senior management, on an “as needed” non-substantial periodic basis;

•	Mr. Wilson will also be available to support special projects of the Company and to devote substantial amounts of time to such special projects;

•	other than reimbursement of his reasonable out of pocket expenses in rendering such services, Mr. Wilson shall not receive cash compensation for his non-substantial periodic services. In the event that the Company requests Mr. Wilson to perform substantial services devoted to special projects, he shall receive cash compensation of $1,000 per day for such services; and

•	Mr. Wilson has been granted, as of February 2, 2009, non-qualified stock options to purchase 387,500 shares of the Company’s Common Stock at an exercise price of $1.20 per share (with a corresponding reduction in the options granted to Mr. William H. Hastings, the Company’s President and Chief Executive Officer, on December 11, 2008); of which options to acquire 262,500 shares will vest ratably based on the continued consulting services of Mr. Wilson over a three-year period and 125,000 shares will vest based on the same performance criteria as apply to the options granted by the Company to Mr. Hastings on December 11, 2008.
          Mr. Wilson’s consulting agreement and two option award agreements, each dated July 9, 2009, are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and are hereby incorporated by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          Amendments to Our Restated Certificate of Incorporation
          Under the YEP Purchase Agreement, the Company agreed to seek shareholder approval to (1) repeal the “per capita” voting requirements of Article 12th and Article 14th of the Company’s Restated Certificate of Incorporation (the “Restated Certificate”), which require that any matter to be voted upon at any meeting of shareholders must be approved, not only by a majority of the shares voted at such meeting, but also by a majority of the shareholders present in person or by proxy and entitled to vote thereon; and (2) repeal Article 13th of the Restated Certificate, which generally requires that certain business combinations with interested shareholders within a prescribed 3-year time period after a person becomes an interested shareholder must be approved by a 66 2/3rd % super-majority vote of the shares of the Company’s Common Stock and a 66 2/3rd % vote of the Company’s shareholders, subject to certain exceptions.
          At the Company’s Annual Meeting of Shareholders held on May 27, 2009, the Company’s shareholders voted to approve (a) an amendment to the Restated Certificate to repeal the “per capita” voting requirements of Article 12th and Article 14th of the Restated Certificate and (b) an amendment to the Restated Certificate to repeal the super-majority voting requirements of Article 13th.

     On July 9, 2009, the Company completed the YEP equity investment transaction. The Company intends to file amendments to its Restated Certificate with the Secretary of State of the State of Delaware implementing the repeal of the per capita voting provisions of Article 12th and Article 14th thereof and implementing the repeal of the super-majority voting requirements of Article 13th thereof, which amendments will become effective as of December 31, 2009.
     Amendment and Restatement of Our Bylaws
     In connection with the completion of the YEP equity investment transaction, the Board of Directors adopted amended and restated Bylaws. The Amended and Restated Bylaws contain revisions to the Bylaws made in connection with the YEP Purchase Agreement that (a) amend and/or repeal several provisions thereof that implement, and are complimentary to, the per capita voting requirements of Article 12th and Article 14th of the Company’s Restated Certificate, and (b) amend Article III, Section 1 of the Company’s Bylaws, to expand the size of the Board to consist of seven (7) members from five (5) members. The Bylaw amendment to expand the size of the Board took effect on July 9, 2009.
     The Bylaw amendments related to the per capita voting requirements Article 12th and Article 14th of the Company’s Restated Certificate are not yet effective but will take effect on December 31, 2009, the effective date of the amendments to the Company’s Restated Certificate to be filed in Delaware, as described above.
     A copy of the Amended and Restated Bylaws, dated July 9, 2009, is attached hereto as Exhibit 3.1, and is hereby incorporated by reference.
Item 8.01 Other Events
     Company Press Releases
     On July 9, 2009, the Company issued a press release announcing the completion of the YEP equity investment transaction. A copy of the Company’s July 9, 2009 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
     On July 13, 2009, the Company issued a press release announcing the entry by MPAL into certain agreements. A copy of the Company’s July 13, 2009 press release is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.
     Award of Shares to Non-Employee Directors
     As previously disclosed, on May 27, 2009, the Board adopted a revised compensation policy for the non-employee directors of the Board (the “Compensation Policy”), which includes a provision for the award of shares of the Company’s Common Stock as partial payment of the non-employee directors annual retainer fees. In addition, on May 27, 2009, the Board further amended Section 9 of the Company’s 1998 Stock Incentive Plan (the “Plan”) to conform the Plan to the adoption of the new Compensation Policy.

     On June 17, 2009, the Board adopted resolutions that, effective on July 1, 2009, grant to each of the following non-employee directors of the Company an award of shares of the Company’s Common Stock pursuant to Section 9 of the Plan (each, a “Share Award”):
Donald V. Basso
Walter McCann
Robert J. Mollah
Ronald Pettirossi
     Each Share Award will be in an amount equal to that number of shares equal to $35,000 divided by the Fair Market Value of a share of Common Stock on July 1, 2009 (as calculated under the Plan) and rounded up to the nearest whole share; provided that, the number of shares for each director Share Award will be subject to a maximum annual cap of 15,000 shares.
     Pursuant to the Compensation Policy, (a) any difference between the value of each director’s Share Award and $35,000 will be added back to the amount of the cash retainer paid each year to such director, spread out over the 12-month period, and (b) each year, the non-employee directors receiving Share Awards described above will be permitted to sell up to 25% of the shares comprising the Share Award to meet applicable tax obligations, subject to the requirements of the Company’s insider trading policies.
Item 9.01 Financial Statements and Exhibits
     (c)  Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws, dated as of July 9, 2009.

10.1	Warrant Agreement, dated July 9, 2009.

10.2	Registration Rights Agreement, dated July 9, 2009.

10.3	Form of Indemnification Agreement, incorporated by reference from Exhibit 10.1 to the Company’s current report on Form 8-K filed on June 2, 2009.

10.4	Consulting Agreement between the Company and J. Thomas Wilson, dated July 9, 2009.

10.5	Non-qualified stock option award agreement between the Company and J. Thomas Wilson, dated July 9, 2009.

10.6	Non-qualified stock option performance award agreement between the Company and J. Thomas Wilson, dated July 9, 2009.

99.1	Company press release, dated July 9, 2009.

99.2	Company press release, dated July 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION
By:	/s/ Daniel J. Samela
	Name:	Daniel J. Samela
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Dated: July 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws, dated as of July 9, 2009.

10.1	Warrant Agreement, dated July 9, 2009.

10.2	Registration Rights Agreement, dated July 9, 2009.

10.3	Form of Indemnification Agreement, incorporated by reference from Exhibit 10.1 to the Company’s current report on Form 8-K filed on June 2, 2009.

10.4	Consulting Agreement between the Company and J. Thomas Wilson, dated July 9, 2009.

10.5	Non-qualified stock option award agreement between the Company and J. Thomas Wilson, dated July 9, 2009.

10.6	Non-qualified stock option performance award agreement between the Company and J. Thomas Wilson, dated July 9, 2009.

99.1	Company press release, dated July 9, 2009.

99.2	Company press release, dated July 13, 2009.